UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017

COLONY NORTHSTAR, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-37980	46-4591526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

As previously disclosed in Colony NorthStar, Inc.’s (“Colony NorthStar”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 28, 2017 (the “Signing 8-K”), Colony Capital Operating Company, LLC (“CLNS OP”), a Delaware limited liability company and the operating partnership of Colony NorthStar, and NRF RED REIT Corp., a Maryland corporation and indirect subsidiary of CLNS OP (“RED REIT”), entered into a Master Combination Agreement (the “Original Combination Agreement) on August 25, 2017 with (i) NorthStar Real Estate Income Trust, Inc., a Maryland corporation (“NorthStar I”), (ii) NorthStar Real Estate Income Trust Operating Partnership, LP, a Delaware limited partnership and the operating partnership of NorthStar I (“NorthStar I OP”), (iii) NorthStar Real Estate Income II, Inc., a Maryland corporation (“NorthStar II”), (iv) NorthStar Real Estate Income Operating Partnership II, LP, a Delaware limited partnership and the operating partnership of NorthStar II (“NorthStar II OP”), (v) Colony NorthStar Credit Real Estate, Inc., a Maryland corporation and wholly owned subsidiary of Colony NorthStar (“Colony NorthStar Credit”), and (vi) Credit RE Operating Company, LLC, a Delaware limited liability company and wholly owned subsidiary of Colony NorthStar Credit (“Colony NorthStar Credit OP”), pursuant to which a select portfolio of Colony NorthStar assets and liabilities will combine with substantially all of the assets and liabilities of NorthStar I and all of the assets and liabilities of NorthStar II in an all-stock combination transaction (the “Combination”).

On November 20, 2017, the parties entered into that certain Amended and Restated Master Combination Agreement (the “Amended and Restated Combination Agreement”), which amends and restates the Original Combination Agreement to, among other things, (i) modify (A) the classification of the shares of Colony NorthStar Credit common stock to be issued in the REIT Mergers (as defined below) in respect of shares of NorthStar I common stock and shares of NorthStar II common stock issued and outstanding immediately prior to the REIT Mergers and (B) the form of Articles of Amendment and Restatement, which is attached as Exhibit B to the Amended and Restated Combination Agreement, to provide for alternative authorized share classes and conversion provisions in the event of a Listing (as defined below) or an IPO (as defined below) and (ii) remove the references to (A) the merger of NorthStar I OP with and into Colony NorthStar Credit OP and (B) the merger of NorthStar II OP with and into Colony NorthStar Credit OP. The Amended and Restated Combination Agreement supersedes, in its entirety, the Original Combination Agreement, which was previously filed as Exhibit 2.1 to the Signing 8-K.

As described in further detail below, the Amended and Restated Combination Agreement modifies the liquidity restrictions on the shares of Colony NorthStar Credit common stock to be received by NorthStar I stockholders and NorthStar II stockholders in the Combination so that (i) in the event of a Listing (as defined below) (without an IPO (as defined below)), the shares to be received will be immediately tradable, and (ii) in the event of an IPO, 15% and 85% of the shares to be received will become tradable 30 days and 180 days, respectively, following the closing date of the IPO. The Original Combination Agreement had provided that 10%, 45% and 45% of the shares of Colony NorthStar Credit common stock to be received by NorthStar I stockholders and NorthStar II stockholders in the Combination would become tradable 30 days, 180 days and one year, respectively, following a Listing or IPO, as applicable (except that, in the case of a Listing (without an IPO), the 10% of such shares would become immediately tradable).

The Amended and Restated Combination Agreement does not change the NorthStar I Exchange Ratio (as defined below) but amends the classification of the shares of Colony NorthStar Credit common stock to be issued in the merger of NorthStar I with and into Colony NorthStar Credit (the “NorthStar I Merger”) as contemplated by the Original Combination Agreement and provides that, at the effective time of the NorthStar I Merger, each share of NorthStar I common stock issued and outstanding immediately prior to the effective time of the NorthStar I Merger automatically will be converted into the right to receive 0.3532 (the “NorthStar I Exchange Ratio”) shares of (i) in the event of a listing (without an initial public offering) of the Colony NorthStar Credit common stock on a national securities exchange (a “Listing”), Colony NorthStar Credit Class A common stock, and cash in lieu of fractional shares, and (ii) in the event of the initial public offering of Colony NorthStar Credit on a national securities exchange (an “IPO”), Colony NorthStar Credit common stock classified as follows: (a) 0.0530 shares of Colony NorthStar Credit Class B-1 common stock; and (b) 0.3002 shares of Colony NorthStar Credit Class B-2 common stock, and cash in lieu of fractional shares, and each share of NorthStar I common stock will no longer be outstanding, will automatically be cancelled and will cease to exist. As of September 30, 2017, approximately 21,000 shares of NorthStar I restricted common stock will automatically vest in connection with the NorthStar I Merger and the holders will be entitled to receive the same equity exchange as the other holders of NorthStar I common stock as described in the preceding sentence.

The Amended and Restated Combination Agreement does not change the NorthStar II Exchange Ratio (as defined below) but amends the classification of the shares of Colony NorthStar Credit common stock to be issued in the merger of NorthStar II with and into Colony NorthStar Credit (the “NorthStar II Merger” and together with the NorthStar I Merger, the “REIT Mergers”) as contemplated by the Original Combination Agreement and provides that, at the effective time of the NorthStar II Merger, each share of NorthStar II common stock issued and outstanding immediately prior to the effective time of the NorthStar II Merger automatically will be converted into the right to receive 0.3511 (the “NorthStar II Exchange Ratio”) shares of (i) in the event of a Listing, Colony NorthStar Credit Class A common stock, and cash in lieu of fractional shares, and (ii) in the event of an IPO, Colony

NorthStar Credit common stock classified as follows: (a) 0.0527 shares of Colony NorthStar Credit Class B-1 common stock; and (b) 0.2984 shares of Colony NorthStar Credit Class B-2 common stock, and cash in lieu of fractional shares, and each share of NorthStar II common stock will no longer be outstanding, will automatically be cancelled and will cease to exist. As of September 30, 2017, approximately 31,000 shares of NorthStar II restricted common stock will automatically vest in connection with the NorthStar II Merger and the holders will be entitled to receive the same equity exchange as the other holders of NorthStar II common stock as described in the preceding sentence.

The Amended and Restated Combination Agreement also amends the form of Articles of Amendment and Restatement attached as Exhibit B thereto, and provides, in the alternative, that (i) in the event of an IPO, Colony NorthStar Credit will be authorized to issue shares of Colony NorthStar Credit Class A common stock, shares of Colony NorthStar Credit Class B-1 common stock, shares of Colony NorthStar Credit Class B-2 common stock and shares of Colony NorthStar Credit preferred stock, and in respect of the shares of Colony NorthStar Credit Class B common stock, (x) each share of Colony NorthStar Credit Class B-1 common stock will convert into one (1) share of Colony NorthStar Credit Class A common stock upon the close of trading on the date that is thirty (30) days following the closing date of an IPO (the “IPO Date”); and (y) each share of Colony NorthStar Credit Class B-2 common stock will convert into one (1) share of Colony NorthStar Credit Class A common stock upon the close of trading on the date that is one hundred eighty (180) days following the IPO Date, and (ii) in the event of a Listing, Colony NorthStar Credit will be authorized to issue shares of Colony NorthStar Credit Class A common stock, shares of Colony NorthStar Credit Class B-3 common stock and shares of Colony NorthStar Credit preferred stock, and in respect of the shares of Colony NorthStar Credit Class B-3 common stock, each such share will convert into one (1) share of Colony NorthStar Credit Class A common stock upon the close of trading on the date that is the one (1) year anniversary of the date of Listing.

The Amended and Restated Combination Agreement further provides that, instead of the mergers of each of NorthStar I OP and NorthStar II OP with and into Colony NorthStar Credit OP, following the NorthStar I Merger and the NorthStar II Merger contemplated by the Original Combination Agreement, Colony NorthStar Credit will contribute and convey to Colony NorthStar Credit OP the equity interests of each of NorthStar I OP and NorthStar II OP then owned by Colony NorthStar Credit in exchange for ownership interests in Colony NorthStar Credit OP.

A copy of the Amended and Restated Combination Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Amended and Restated Combination Agreement describes only the material amendments made to the Original Combination Agreement, is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Combination Agreement. The Amended and Restated Combination Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about NorthStar I, NorthStar II, RED REIT, CLNS OP or any other parties to the Amended and Restated Combination Agreement, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Combination. The Amended and Restated Combination Agreement and this summary should not be relied upon as disclosure about NorthStar I, NorthStar II, RED REIT, CLNS OP or any other parties to the Amended and Restated Combination Agreement. None of NorthStar I’s, NorthStar II’s or Colony NorthStar’s stockholders or any other third parties should rely on the representations, warranties and covenants in the Amended and Restated Combination Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of NorthStar I, NorthStar II, RED REIT, CLNS OP or any other parties to the Amended and Restated Combination Agreement or any of their respective subsidiaries or affiliates. The representations and warranties contained in the Amended and Restated Combination Agreement are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the Amended and Restated Combination Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Item 8.01	Other Events.

Colony NorthStar, NorthStar I and NorthStar II have prepared an investor presentation, which may be used from time to time in discussions with various parties. A copy of the investor presentation is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by each of the NorthStar I and NorthStar II stockholders, governmental or regulatory agencies and third parties; the risk that a condition to closing of the Combination may not be satisfied (including the listing by Colony NorthStar Credit of its Class A common stock on a national securities exchange); each party’s ability to consummate the Combination; operating costs and business disruption may be greater than expected; and the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in each company’s reports filed from time to time with the SEC. There can be no assurance that the Combination will in fact be consummated.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this report. None of Colony NorthStar, NorthStar I or NorthStar II is under any duty to update any of these forward-looking statements after the date of this report, nor to conform prior statements to actual results or revised expectations, and none of Colony NorthStar, NorthStar I or NorthStar II intends to do so.

Additional Information and Where to Find It

In connection with the proposed transaction, Colony NorthStar, NorthStar I and NorthStar II will cause Colony NorthStar Credit, the surviving company of the Combination, to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of NorthStar I and NorthStar II and that also will constitute a prospectus of Colony NorthStar Credit. Each of Colony NorthStar, NorthStar I and NorthStar II may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Colony NorthStar, NorthStar I or NorthStar II may file with the SEC. INVESTORS AND SECURITY HOLDERS OF COLONY NORTHSTAR, NORTHSTAR I AND NORTHSTAR II ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORTS ON FORM 8-K FILED BY EACH OF COLONY NORTHSTAR, NORTHSTAR I AND NORTHSTAR II ON AUGUST 28, 2017 IN CONNECTION WITH THE ANNOUNCEMENT OF THE ENTRY INTO THE ORIGINAL COMBINATION AGREEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Colony NorthStar, NorthStar I and NorthStar II through the website maintained by the SEC at www.sec.gov or by contacting the investor relations departments of Colony NorthStar, NorthStar I and NorthStar II at the following:

Contacts:

Colony NorthStar, Inc.

Addo Investor Relations

Lasse Glassen

310-829-5400

NorthStar Real Estate Income Trust, Inc.

Investor Relations

(877) 940-8777

NorthStar Real Estate Income II, Inc.

Investor Relations

(877) 940-8777

Participants in the Solicitation

Each of NorthStar I and NorthStar II and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed transaction. Information regarding NorthStar I’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar I’s Annual Report on Form 10-K for the year ended December 31, 2016 and its annual proxy statement filed with the SEC on April 28, 2017. Information regarding NorthStar II’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar II’s Annual Report on Form 10-K for the year ended December 31, 2016 and its annual proxy statement filed with the SEC on April 28, 2017. A more complete description will be available in the registration statement on Form S-4 to be filed by Colony NorthStar Credit and the joint proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Amended and Restated Master Combination Agreement, dated as of November 20, 2017, by and among Colony Capital Operating Company, LLC, NRF RED REIT Corp., NorthStar Real Estate Income Trust, Inc., NorthStar Real Estate Income Trust Operating Partnership, LP, NorthStar Real Estate Income II, Inc., NorthStar Real Estate Income Operating Partnership II, LP, Colony NorthStar Credit Real Estate, Inc. and Credit RE Operating Company, LLC

99.1	Investor Presentation, dated as of November 20, 2017

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Colony NorthStar hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Amended and Restated Master Combination Agreement, dated as of November 20, 2017, by and among Colony Capital Operating Company, LLC, NRF RED REIT Corp., NorthStar Real Estate Income Trust, Inc., NorthStar Real Estate Income Trust Operating Partnership, LP, NorthStar Real Estate Income II, Inc., NorthStar Real Estate Income Operating Partnership II, LP, Colony NorthStar Credit Real Estate, Inc. and Credit RE Operating Company, LLC

99.1	Investor Presentation, dated as of November 20, 2017

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Colony NorthStar hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2017	COLONY NORTHSTAR, INC.

	By:	/s/ Ronald M. Sanders
Ronald M. Sanders
Executive Vice President, Chief Legal Officer and Secretary